SCHEDULE 14C

                                 (RULE 14C-101)

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

                           Check the appropriate box:

                      |X| Preliminary Information Statement

                      |_| Definitive Information Statement

                |_| Confidential, for Use of the Commission Only
                       (as permitted by Rule 14c-5(d)(2))

                         ADDISON-DAVIS DIAGNOSTICS, INC.

                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the Appropriate Box):

                               |X| No fee required

    |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which the transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials

|_| check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         ADDISON-DAVIS DIAGNOSTICS, INC.
                       143 TRIUNFO CANYON ROAD, SUITE 104
                           WESTLAKE VILLAGE, CA 91361

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY. THE ACTIONS DESCRIBED BELOW HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

                                 January 2, 2006
                              Westlake Village, CA

This information statement has been mailed on or about January 2, 2006 to the stockholders of record on November 23, 2005 (the "Record Date") of Addison-Davis Diagnostics, Inc., a Delaware Company (the "Company") in connection with certain actions to be taken by the written consent of the majority stockholders of the Company, dated as of November 23, 2005. The actions to be taken pursuant to the written consent shall be taken on or about January 22, 2006, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                       By Order of the Board of Directors,


/s/ Fred De Luca
----------------------------------------
    Chairman, Board of Directors

                          NOTICE OF ACTION TO BE TAKEN
                                 PURSUANT TO THE

                    WRITTEN CONSENT OF MAJORITY STOCKHOLDERS
                IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS
                             DATED November 23, 2005

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders dated November 23, 2005, in lieu of a special meeting of the stockholders. Such actions will be taken on or about January 22, 2006:

1. The Company will amend its certificate of incorporation to effect a one-for-175 Reverse Stock Split of the Company's common stock.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 2,000,000,000 shares of common stock, par value $.001 per share, ("Common Stock") of which 97,070,648 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing proposal by resolution dated November 23, 2005, and having sufficient voting power to approve such proposal through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January 22, 2006.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Regulation 14C, and Section 228(e) of the Delaware General Corporation Law.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of November 23, 2005, certain information regarding the ownership of Addison-Davis Diagnostics, Inc.'s capital stock by:

o     each director and executive officer of Addison-Davis Diagnostics, Inc.;

o each person who is known to Addison-Davis Diagnostics, Inc. to be a beneficial owner of more than 5% of any class of Addison-Davis Diagnostics, Inc.'s voting stock; and

o by all officers and directors of Addison-Davis Diagnostics, Inc.as a group.

Unless otherwise indicated below, to Addison-Davis Diagnostics, Inc.'s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of November 23, 2005 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 97,070,648 shares issued and outstanding.



--------------------------------------------------------------------------------
                   Name and Address                                      Percent
 Title of                 Of                    Amount and Nature          Of
   Class         Beneficial Owners (1)         Of Beneficial Ownership    Class
--------------------------------------------------------------------------------
Common Stock     Edward W. Withrow III (2)        11,188,914              11.5%
and Warrants
--------------------------------------------------------------------------------
Common Stock     Fred De Luca (3)                 10,208,934              10.5%
and Warrants     Treasurer,Secretary and Director
--------------------------------------------------------------------------------
Common Stock     Charles Miseroy                  17,000,000              17.5%
                 CEO, President, CFO
--------------------------------------------------------------------------------
Common Stock     Norman A. Kunin (4)               8,673,503               8.9%
and Warrants
--------------------------------------------------------------------------------
Common Stock     Kyle Withrow                      7,000,000               7.2%
--------------------------------------------------------------------------------
Common Stock     Federico Cabo                           665               nil
                 Director
--------------------------------------------------------------------------------
Common Stock     All officers and directors       27,209,599             22.16%
                 As a group (two persons)
--------------------------------------------------------------------------------



(1) Unless otherwise noted, the address for each of the named beneficial owners is 143 Triunfo Canyon Road, Suite 104 Westlake Village, California 91361.
(2) Includes 5,000,000 common stock warrants
(3) Includes 1,506,667 common stock warrants and 1,330 common shares owned by SAGS-3, LLC, a limited liability company in which Mr. De Luca is the Managing Member.
(4) Includes 7,167 common stock warrants


                                CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of the Company, which may result in a change in control of the Company.

DISSENTER'S RIGHTS OF APPRAISAL
Shareholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the reverse stock split.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

                             1 FOR 175 REVERSE SPLIT

         At the Special Meeting, the Company's stockholders are being asked to approve a Reverse Stock Split pursuant to which each one hundred seventy five currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the Reverse Stock Split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

         The one for one hundred seventy five reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 175 to 1. Accordingly, as a result of the Reverse Stock Split, the Company will have approximately 554,689, authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. Currently, the Company has no current plans for the issuance of the shares of common stock for acquisitions or financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

         The Reverse Stock Split will not alter any shareholder's percentage interest in the Company's equity, except to the extent that the Reverse Stock Split results in any of the Company's shareholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock. The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 97,070,648 to approximately 554,689.

         In addition, commencing with the effective date of the Reverse Stock Split, all outstanding options entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise of their options, 1/175 of the number of shares of the Company's common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the Reverse Stock Split, the exercise price of all outstanding options will be increased by a multiple of one hundred seventy five.



         The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the reverse stock split set forth herein, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

                          COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of Common Stock.

                   FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management's current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that the Company cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, the Company's actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

You should rely only on the information provided in this Information Statement. The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

                             ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1. Annual Report on Form 10-KSB for the year ending June 30, 2005; and

2. Quarterly Report on Form 10-QSB for the period ending September 30, 2005

The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to the Company's principal offices at 143 Triunfo Canyon Road, Suite 104 Westlake Village, CA 91361, attn: Charles Miseroy, CEO.

By Order of the Board of Directors,




                                       /s/ Fred De Luca
                                       ----------------------------------------
                                           Director

Westlake Village, CA
December 8, 2005

EXHIBIT A
                             REVERSE SPLIT AMENDMENT

                              JOINT WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       AND
                              MAJORITY STOCKHOLDERS
                                       OF
                         ADDISON-DAVIS DIAGNOSTICS, INC.
                             a Delaware Corporation

The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding capital stock of Addison-Davis , Inc., a Delaware corporation (the "Corporation"), acting pursuant to the authority granted by the State of Delaware General Corporation Law, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of November 23, 2005:

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

WHEREAS, it is proposed that the Corporation amend its Certificate of Incorporation, substantially in the form of Exhibit A attached hereto (the "Certificate of Amendment") to effectuate a 175 for 1 reverse stock split; and

NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the following:

1. Article FOURTH of the Certificate of Incorporation is hereby amended by adding the following paragraph to Article FOURTH:


"Effective upon the filing by the Secretary of State of the State of Delaware of this Amendment to the Certificate of Incorporation (the "Effective Time"), each 175 shares of common stock of the Company, par value $0.001 per share (the "Old Common Stock"), issued and outstanding or reserved for issuance or held in treasury shall automatically, and without any action by the holder thereof, be reclassified into 1 share of common stock of the Company, par value $0.001 per share (the "New Common Stock"), and each certificate which prior to the Effective Time represented 175 shares of the Old Common Stock shall, from and after the Effective Time, be deemed to represent 1 share of the New Common Stock"


RESOLVED FURTHER, that the Certificate of Amendment be, and hereby is, approved and adopted in all material respects;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

                           DIRECTORS:


                           /s/
                           ---------------------------
                           Fred De Luca, Chairman

                           /s/
                           ------------------------
                           Federico G. Cabo, Director

                                  STOCKHOLDERS:


                           /s/
                           ----------------------------------
                           Name: Edward W. Withrow, III
                           Shares Voted: 6,188,914

                           /s/
                           ----------------------------------
                           Name: Charles Miseroy
                           Shares Voted:  17,000,000

                           /s/
                           ----------------------------------
                           Name:  Fred De Luca
                           Shares Voted:  8,700,937

                           /s/
                           ----------------------------------
                           Name:  Norman A. Kunin
                           Shares Voted:  8,866,336

                           /s/
                           ----------------------------------
                           Name:  Jessica Hedrick
                           Shares Voted:     1,700,000

                           /s/
                           ----------------------------------
                           Name:  Kyle Withrow
                           Shares Voted:  7,000,000

                           /s/
                           ----------------------------------
                           Name:  Robert Pautsch
                           Shares Voted:  1,601,392


Total Consenting Shares 51,057,579 or 52.6% of outstanding shares

                                AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                         ADDISON-DAVIS DIAGNOSTICS, INC.


This is to certify that the following Amendment to the Certificate of Incorporation of Addison-Davis Diagnostics, Inc.(the "Company"), was adopted by the Board of Directors of the Company and approved by the written consent of stockholders eligible to vote and holding the requisite number of shares pursuant to the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware, as amended, and to that end, does by this Amendment to the Certificate of Incorporation set forth the following:

1. Article FOURTH of the Certificate of Incorporation is hereby amended by adding the following paragraph to Article FOURTH:

"Effective upon the filing by the Secretary of State of the State of Delaware of this Amendment to the Certificate of Incorporation (the "Effective Time"), each 175 shares of common stock of the Company, par value $0.001 per share (the "Old Common Stock"), issued and outstanding or reserved for issuance or held in treasury shall automatically, and without any action by the holder thereof, be reclassified into 1 share of common stock of the Company, par value $0.001 per share (the "New Common Stock"), and each certificate which prior to the Effective Time represented 175 shares of the Old Common Stock shall, from and after the Effective Time, be deemed to represent 1 share of the New Common Stock"

2. This Amendment to the Certificate of Incorporation has been duly executed in accordance with Section 103 of the General Corporation Law of the State of Delaware.

I, THE UNDERSIGNED, being the President and Chief Executive Officer of the Company hereinabove named, for the purpose of amending the Amended and Restated Certificate of Incorporation of the Company, pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand and seal this ___day of ____________, 2005.

Charles Miseroy
President and Chief Executive Officer